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                                                                  EXHIBIT 10.17


                                    FORM OF
                            INDEMNIFICATION AGREEMENT
                            -------------------------

                  INDEMNIFICATION AGREEMENT, made as of the ___ day of ________, 1998, by and between Office Centre Corporation, a Delaware corporation, located at 38 East 32nd Street, New York, New York 10016 (the "Company"), and _________ ___________, an individual, residing at _____________________________,
_________________ (the "Indemnitee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the Company desires to have Indemnitee serve the Company as a director and/or executive officer;

                  WHEREAS, Indemnitee is concerned about serving the Company as a director and/or executive officer without assurance that indemnities will be available to him and will be adequate to protect him against the risks associated with his service to the Company;

                  WHEREAS, the Company, in order to induce Indemnitee to serve the Company and in order to attract new directors to serve the Company, has agreed to provide Indemnitee with the benefits contemplated by this Agreement, which benefits are intended to provide Indemnitee with the maximum possible protection permitted by law; and

                  WHEREAS, as a result of the provision of such benefits and in reliance thereon, Indemnitee will serve as a director and/or executive officer of the Company.

                  NOW, THEREFORE, in consideration of the foregoing and the promises, conditions, representations and warranties set forth herein, the Company and Indemnitee hereby agree as follows:

                  1. DEFINITIONS. The following terms, as used herein, shall have the following respective meanings:

                           (a) "Covered Act" means: (i) any actual or alleged
action taken or attempted by Indemnitee (including, without limitation, any breach of duty, neglect, error, misstatement or misleading statement) (A) in his capacity as, or otherwise by reason of, or arising out of his being, a director, or officer, of the Company or any subsidiary of the Company, or (B) by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee, agent or trustee of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise; or (ii) any inaction or omission on Indemnitee's part while acting in any of the foregoing capacities.




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                           (b) "D&O Insurance" means directors' and officers'
liability insurance issued by one or more reputable insurers with a Best Insurance Reports rating.

                           (c) "Excluded Claim" means any payment for Losses or
Expenses in connection with any claim: (i) for the return by Indemnitee of any remuneration which is illegal; (ii) resulting from Indemnitee's knowingly fraudulent, deliberately dishonest or intentional misconduct; (iii) for an accounting of profits in fact made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or similar provisions of any state law, if the Company is in fact entitled to recover such profits; or
(iv) the payment of which by the Company under this Agreement is not permitted by applicable law. Any facts pertaining to any other director, officer, employee or agent of the Company shall not be imputed to Indemnitee for the purpose of determining an Excluded Claim.

                           (d) "Expenses" means any reasonable expenses incurred
by Indemnitee as a result of a claim or claims whether brought by or in the right of the Company (e.g., derivatively by stockholders of the Company for the benefit of the Company) or otherwise and whether of a civil, criminal, administrative or investigative nature made against him for, or being a witness in, or otherwise in respect of, Covered Acts including, without limitation, counsel fees, costs of bonds, and other costs of proceedings or appeals.

                           (e) "Loss" means any amount which Indemnitee pays or
is obligated to pay as a result of a claim or claims whether brought by or in the right of the Company (e.g., derivatively by stockholders of the Company for the benefit of the Company) or otherwise and whether of a civil, criminal, administrative or investigative nature made against him for, or otherwise in respect of, Covered Acts including, without limitation, damages, judgments, sums paid in settlement of such claim or claims, sums paid in respect of any deductible under any applicable policy of D&O Insurance, counsel fees, experts' fees, travel expenses and fines and penalties other than fines and penalties for which indemnification is not permitted by applicable law.

                  2. D&O INSURANCE. The Company shall maintain D&O Insurance so long as Indemnitee shall continue as a director or officer of the Company and thereafter so long as Indemnitee shall be subject to any possible claim for which a claim for indemnification may be sought. In all policies of D&O Insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits, subject to the same limitations, as are accorded to the Company's directors or officers most favorably insured by such policy.

                  3. INDEMNIFICATION.

                           (a) OBLIGATION. The Company, at the request of
Indemnitee, shall indemnify Indemnitee and hold him harmless to the full extent authorized or permitted by the applicable provisions of the Delaware General Corporation Law and the Company's Certificate of Incorporation and By-laws, as the same exists or may hereafter be amended.



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                           (b) REQUESTED. In addition, the Company, at the
request of Indemnitee, shall indemnify Indemnitee and hold him harmless from any and all Losses and Expenses subject, in each case, to the further provisions of this Agreement.

                           (c) SOURCE. If indemnification is sought by
Indemnitee under this Agreement, Indemnitee may seek such indemnification under statutory law, a policy of D&O Insurance, the provisions of SECTION 3(b) above, or otherwise as Indemnitee sees fit, and concurrently or in such sequence as Indemnitee may choose, in his sole discretion.

                           (d) NO PRESUMPTIONS. For purposes of this Agreement,
the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

                  4. EXCLUDED COVERAGE. The Company shall have no obligation to indemnify Indemnitee for and hold him harmless from any Loss or Expense which constitutes an Excluded Claim.

                  5. INDEMNIFICATION PROCEDURES.

                           (a) NOTIFICATION. Promptly after receipt by
Indemnitee of notice of any claim or threatened claim of any action, suit or proceeding, Indemnitee shall notify the Company of the commencement or threat thereof, but the omission so to notify or delay in notifying the Company will not relieve it from any liability which it may have to Indemnitee except to the extent that the Company is actually prejudiced by any such omission or delay.

                           (b) TO INSURERS. The Company shall give prompt notice
of the commencement of such action, suit or proceeding to the insurers on the D&O Insurance, if any, in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

                           (c) DEFENSE. In the event such action, suit or
proceeding is other than by or in the right of the Company, Indemnitee may, at his option, either control the defense thereof himself, require the Company to defend him, or accept the defense provided under the D&O Insurance, if any; PROVIDED, HOWEVER, that Indemnitee may not control the defense thereof himself or require the Company to defend him if such decision would jeopardize the coverage provided by the D&O Insurance, if any, to the Company and/or the other directors and officers covered thereby. In the event that Indemnitee requires the Company to defend him, or in the event that Indemnitee proceeds under a policy of D&O Insurance but Indemnitee determines that the insurers under such D&O Insurance are unable or unwilling to adequately defend, contest and protect Indemnitee against any such action, suit or proceeding, the Company shall promptly undertake to defend any such


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action, suit or proceeding, at the Company's sole cost and expense, utilizing counsel of Indemnitee's choice who has been approved by the Company. If appropriate, the Company shall have the right to participate in the defense of such action, suit or proceeding.

                           (d) COMPANY ACTION. In the event such action, suit or
proceeding is by or in the right of the Company, Indemnitee may, at his option, either control the defense thereof himself or accept the defense provided under the D&O Insurance, if any; PROVIDED, HOWEVER, that Indemnitee may not control the defense himself if such decision would jeopardize the coverage provided by the D&O Insurance, if any, to the Company and/or the other directors and officers covered thereby.

                           (e) COMPROMISE. In the event the Company shall fail
timely to defend, contest or otherwise protect Indemnitee against any such action, suit or proceeding which is not by or in the right of the Company, Indemnitee shall have the right to do so, including without limitation, the right to make any compromise or settlement thereof, and to recover from the Company all counsel fees, reimbursements and all amounts paid as a result thereof.

                           (f) PAYMENT. Expenses and Losses incurred or to be
incurred by Indemnitee from time to time as a result of any action, suit or proceeding covered by the indemnity provisions of this Agreement (including, without limitation, an action, suit or proceeding by or in the right of the Company) which have not been paid by the insurers under the D&O Insurance, if any, shall be paid or advanced by the Company within 30 days of the written request of the Indemnitee, whether or not the Company believes that such Expenses and Losses may constitute an Excluded Claim. Advances of Losses and Expenses to Indemnitee in his capacity as an officer or director of the Company shall be made upon receipt of an undertaking by or on behalf of Indemnitee to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company under this Agreement. Advances of Losses and Expenses to Indemnitee in his capacity as an employee or agent of the Company shall be made upon such terms and conditions, if any, as the Board of Directors of the Company deems appropriate.

                  6. SETTLEMENT. Except as otherwise provided in SECTION 5(e) above, Indemnitee shall not settle any action, suit or proceeding without the Company's prior written consent. The Company shall not settle any action, suit or proceeding, in any manner which would impose any obligation on Indemnitee which is not covered by indemnification hereunder without Indemnitee's prior written consent. Neither the Company nor Indemnitee shall unreasonably withhold its or his consent to any proposed settlement.

                  7. RIGHTS NOT EXCLUSIVE. The rights provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any D&O Insurance, the Company's Certificate of Incorporation or By-Laws, agreement, vote of stockholders or Board of Directors or otherwise. The protection afforded to Indemnitee hereunder is intended to supplement the other protections presently available to Indemnitee under statutory law, the Company's Certificate of Incorporation, By-Laws, and any D&O Insurance or otherwise, and all of such protections are intended to be cumulative. Nothing herein shall be deemed to diminish or otherwise


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restrict Indemnitee's right to reimbursement under any D&O Insurance or indemnification under statutory law, the Company's Certificate of Incorporation, By-Laws, agreements or otherwise.

                  8. ENFORCEMENT; CHOICE OF FORUM; CONSENT TO JURISDICTION.

                           (a) DELAWARE. Any action, suit or proceeding under
this Agreement shall be enforceable only in the state courts of the State of Delaware. Indemnitee and the Company each hereby consent to the jurisdiction of the state courts of the State of Delaware for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Agreement. The burden of proving that indemnification is not appropriate shall be on the Company and any actual determination by the Company (including any determination made by its Board of Directors or stockholders, or by independent legal counsel) that Indemnitee is not entitled to indemnification hereunder shall not be a defense to such action, suit or proceeding or create a presumption that Indemnitee has not met the applicable standard for indemnification. If Indemnitee commences an action, suit or proceeding in any such court to enforce this Agreement, or the Company commences an action, suit or proceeding for an adjudication that Indemnitee is not entitled to indemnification under this Agreement, the Company shall nevertheless be obligated, subject to Indemnitee's obligation to reimburse the Company contained in SECTION 5(f) above, to pay Expenses and Losses from time to time as incurred by Indemnitee until a determination shall have been made by a final judgment or other final adjudication of such court that Indemnitee is not entitled to be indemnified by the Company for such Losses and Expenses.

                           (b) FEES. In the event of any action, suit or
proceeding under this Agreement, all court costs and expenses, including reasonable counsel fees, incurred or to be incurred by Indemnitee with respect to such action, suit or proceeding shall be paid by the Company to Indemnitee within 30 days of written request by Indemnitee, unless and until the court determines that each of the material assertions made by Indemnitee as a basis for such action, suit or proceeding were not made in good faith or were frivolous.

                           (c) PERIOD OF COVERAGE. All agreements and
obligations of the Company contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of the Company (or is serving at the request of the Company as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise), and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was a director, officer, employee, agent or trustee of the Company or serving in any other capacity referred to herein.

                           (d) TIME OF CLAIM. The Company's indemnity
obligations hereunder shall be applicable to any and all claims made after the date hereof regardless of when the facts upon which such claims are based occurred, including times prior to the date hereof.

                           (e) COMPANY AGREEMENT. The Company expressly confirms
and agrees that it has entered into this Agreement and assumed the obligations imposed on the Company hereby,


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in order to induce Indemnitee to serve as a director or officer of the Company, and acknowledges that Indemnitee is relying upon this Agreement in agreeing to serve or in continuing to serve in such capacity.

                  9. PROVISIONS OF AGREEMENT NOT TO INURE TO BENEFIT OF INSURERS. It is the intention of the parties in entering into this Agreement that the insurers under the D&O Insurance, if any, shall be obligated ultimately to pay any claims by Indemnitee which are covered by such D&O Insurance, and nothing herein shall be deemed to diminish or otherwise restrict the Company's or Indemnitee's right to proceed or collect against any insurers under such D&O Insurance or to give such insurers any rights against the Company under or with respect to this Agreement, including, without limitation, any right to be subrogated to Indemnitee's rights hereunder, unless otherwise expressly agreed to by the Company in writing and the obligation of such insurers to the Company and Indemnitee shall not be deemed reduced or impaired in any respect by virtue of the provisions of this Agreement. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights.

                  10. SEVERABILITY. In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do any act which is in violation of applicable law, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms. Without limiting the generality of the foregoing, if this Agreement or any portion thereof shall be invalidated on any ground, the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated.

                  11. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses and Losses but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses and Losses to which Indemnitee is entitled to indemnification.

                  12. CHOICE OF LAW. The validity, construction, performance and enforcement of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  13. NOTICES. All notices, consents, requests, instructions, approvals and other communications provided for in this Agreement and all legal process in regard to this Agreement will be validly given, made or served, if in writing and delivered personally, by telecopy (except for legal process) or sent by overnight delivery service providing a receipt for delivery or by registered mail postage paid to the appropriate address set forth in the preamble hereto or to such other address or telecopy number as any party may, from time to time, designate in a written notice given in a like manner. Notice by telecopy shall be deemed delivered on the day telephone confirmation of receipt is given.


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                  14. SUCCESSORS AND ASSIGNS. This Agreement shall be (i)
binding upon and enforceable by the Company and all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law) and (ii) binding on and inure to the benefit of Indemnitee and the heirs, personal representatives and estate of Indemnitee. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company.

                  15. AMENDMENT. This Agreement sets forth the entire agreement between the parties hereto as to the subject matter herein, and supersedes any prior agreements or understandings as to the subject matter herein. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in a writing signed by each of the parties hereto.

                  16. COUNTERPARTS. This Agreement may be executed in counterparts, all of which taken together shall constitute one instrument.

                  IN WITNESS WHEREOF, the Company and Indemnitee have executed this Agreement as of the day and year first above written.

                                   OFFICE CENTRE CORPORATION


                                   By:
                                       -----------------------------------
                                        Name:
                                        Title:




                                       -----------------------------------




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